UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2006
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Registrant’s telephone number, including area code (847) 541-9500
Not Applicable
(Former name or former address, if changed since last year)

Delaware (State or other jurisdiction of Incorporation)	001-08454 (Commission File Number)	36-2704017 (I.R.S. Employer Identification No.)

300 Tower Parkway Lincolnshire, IL 60069 (Address of principal executive offices)		60069 (Zip Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On November 2, 2006 ACCO Brands Corporation issued a press release announcing its earnings for the quarter and nine month periods ended September 30, 2006. A copy of that release is furnished as Exhibit 99.1 to this report.
     The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
     (d)     Exhibits.
     99.1   Press release dated November 2, 2006 of the Registrant.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)
By:	/s/ Steven Rubin
	Name:	Steven Rubin
	Title:	Senior Vice President, Secretary and General Counsel

Date: November 2, 2006

EXHIBIT INDEX

Number	Description

99.1	Press Release dated November 2, 2006

4